Notes Receivable	12 Months Ended
Dec. 31, 2010
Notes Receivable

12. Notes Receivable

On April 13, 2010, we acquired, at a discount, the two most junior tranches of a €427 million ($581 million) mortgage loan that is secured by six hotels located in Europe with a face value of €64 million ($87 million). Interest payments for the tranches are based on the 90-day EURIBOR rate plus 303 basis points, or approximately 3.8%, and the loan is performing. We record interest income on the loan based on the implicit interest rate required to accrete the book value of the receivable to an amount equal to the expected cash receipts for both the principal and interest through maturity. For 2010, we recorded interest income of €1.2 million ($1.6 million). The borrower exercised its first of two, one-year extension options in October 2010. The execution of the second one-year extension is subject to debt service coverage requirements.